                                                                    EXHIBIT 99.2

PRO FORMA FINANCIAL INFORMATION PRESENTING WILLIAMS ENERGY PARTNERS, TEXAS GAS
     TRANSMISSION CORPORATION, ALASKAN OPERATIONS AND GULF LIQUIDS NEW RIVER PROJECT LLC AS DISCONTINUED OPERATIONS FOR THE PERIODS INCLUDED IN WILLIAMS' QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED MARCH 31, 2003

     In April 2003, Williams, Board of Directors approved resolutions that authorized management to execute and deliver, in the name of the sellers, agreements for the sales of its general partner and limited partner interests in Williams Energy Partners and its 5,800-mile Texas Gas pipeline system. In June 2003, Williams Board of Directors approved resolutions that authorized management to execute and deliver, in the name of the sellers, agreements for the sales of the assets of Gulf Liquids New River Project LLC and Williams' operating assets located in the state of Alaska including, but not limited to the 220,000 barrels per day crude oil refinery located in North Pole, Alaska, the 29 company-owned convenience stores marketing under the "Williams Express" brand, a 3.0845% interest in the Trans Alaska Pipeline System ("TAPS") and other related assets. The following unaudited pro forma financial information is included to supplement Williams' previously issued consolidated statements of operations and balance sheets included in Williams' Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003, to present the operations of Williams Energy Partners, Texas Gas, the Alaskan businesses and Gulf Liquids New River Project LLC as discontinued operations. The combined revenues of these operations previously included in consolidated revenues as reported in Williams' Quarterly Report on Form 10-Q were $410.5 million and $344.3 million for the three months ended March 31, 2003 and 2002, respectively and the combined net loss of these entities previously included in income (loss) from continuing operations was $26.4 million for the three months ended March 31, 2003 and the combined net income of these entities previously included in income (loss) from continuing operations was $51.3 million for the three months ended March 31, 2002. The unaudited pro forma consolidated statement of operations does not reflect any potential gain or loss (other than previously recorded impairment charges) related to the expected sales. Consistent with Williams' previously issued consolidated financial statements, other assets and/or businesses are also reported as discontinued operations, those being Kern River, Central, soda ash mining operations, Mid-America and Seminole Pipelines, Midsouth refinery and related assets, Williams travel centers, and bio-energy facilities.

     For comparative purposes, income (loss) from continuing operations as reported in Williams' Form 10-Q was a loss of $57.7 million for the three months ended March 31, 2003 and income of $98.4 million for the three months ended March 31, 2002. Additionally, the reported income from discontinued operations was $4.5 million and $9.3 million for the three months ended March 31, 2003 and 2002, respectively.

     The unaudited pro forma financial information on the following pages should be read in conjunction with the historical financial statements and notes thereto included in the Williams' Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003 and other information filed with the Securities and Exchange Commission. Amounts in the December 31, 2002 balance sheet have been reclassified to be consistent with the presentation within the March 31, 2003 balance sheet included in the Form 10-Q for items affected by Emerging Issues Task Force Issue No. 02-3.

                          THE WILLIAMS COMPANIES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)

(Dollars in millions, except per-share amounts)                                  Three months ended March 31,
-----------------------------------------------                                  ----------------------------
                                                                                    2003             2002
                                                                                 -----------      -----------
Revenues:
   Energy Marketing & Trading                                                    $   3,781.5      $     340.9
   Gas Pipeline                                                                        323.3            305.0
   Exploration & Production                                                            266.4            227.7
   Midstream Gas & Liquids                                                           1,130.7            400.0
   Petroleum Services                                                                   14.0              9.8
   Other                                                                                14.0             16.8
   Intercompany eliminations                                                          (580.2)           (22.5)
                                                                                 -----------      -----------
     Total revenues                                                                  4,949.7          1,277.7
                                                                                 -----------      -----------
Segment costs and expenses:
   Costs and operating expenses                                                      4,569.4            597.3
   Selling, general and administrative expenses                                        115.3            132.0
   Other expense - net                                                                    .6               .1
                                                                                 -----------      -----------
     Total segment costs and expenses                                                4,685.3            729.4
                                                                                 -----------      -----------
General corporate expenses                                                              22.9             38.2
                                                                                 -----------      -----------
Operating income (loss):
   Energy Marketing & Trading                                                         (130.5)           273.0
   Gas Pipeline                                                                        149.4            115.2
   Exploration & Production                                                            124.0            106.7
   Midstream Gas & Liquids                                                             120.5             52.7
   Petroleum Services                                                                    1.4              2.2
   Other                                                                                (0.4)            (1.5)
   General corporate expenses                                                          (22.9)           (38.2)
                                                                                 -----------      -----------
     Total operating income                                                            241.5            510.1
                                                                                 -----------      -----------
Interest accrued                                                                      (352.8)          (204.0)
Interest capitalized                                                                    12.0              4.8
Interest rate swap income (loss)                                                        (2.8)            10.2
Investing income (loss)                                                                 46.3           (216.7)
Minority interest in income and preferred returns
   of consolidated subsidiaries                                                         (3.5)           (12.0)
Other income (expense) - net                                                            22.0             (5.3)
                                                                                 -----------      -----------
Income (loss) from continuing operations before income taxes and cumulative
   effect of change in accounting principles                                           (37.3)            87.1
Provision (benefit) for income taxes                                                    (6.0)            40.0
                                                                                 -----------      -----------
Income (loss) from continuing operations                                               (31.3)            47.1

Income (loss) from discontinued operations                                             (21.9)            60.6
                                                                                 -----------      -----------
Income (loss) before cumulative effect of change in accounting principles              (53.2)           107.7
Cumulative effect of change in accounting principles                                  (761.3)              --
                                                                                 -----------      -----------
Net income (loss)                                                                     (814.5)           107.7
Preferred stock dividends                                                                6.8             69.7
                                                                                 -----------      -----------
Income (loss) applicable to common stock                                         $    (821.3)     $      38.0
                                                                                 ===========      ===========
Basic and diluted earnings (loss) per common share:
   Income (loss) from continuing operations                                      $      (.08)     $      (.05)
   Income (loss) from discontinued operations                                           (.04)             .12
                                                                                 -----------      -----------
   Income (loss) before cumulative effect of change in accounting principles            (.12)             .07
   Cumulative effect of change in accounting principles                                (1.47)              --
                                                                                 -----------      -----------
     Net income (loss)                                                           $     (1.59)     $       .07
                                                                                 ===========      ===========

    Basic weighted-average shares (thousands)                                        517,652          519,224
    Diluted weighted-average shares (thousands)                                      517,652          519,224

                          THE WILLIAMS COMPANIES, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)


(Dollars in millions, except per-share amounts)                                                    March 31,       December 31,
----------------------------------------------                                                       2003              2002
                                                                                                 ------------      ------------
ASSETS
Current assets:
   Cash and cash equivalents                                                                     $    1,403.2      $    1,650.4
   Restricted cash                                                                                      323.1             102.8
   Accounts and notes receivable less allowance of  $114.2 ($111.8 in 2002)                           2,441.7           2,415.4
   Inventories                                                                                          304.9             380.5
   Energy risk management and trading assets                                                               --             296.7
   Derivative assets                                                                                  7,772.8           5,024.3
   Margin deposits                                                                                      853.5             804.8
   Assets of discontinued operations                                                                    545.7           1,251.1
   Deferred income taxes                                                                                572.9             569.2
   Other current assets and deferred charges                                                            394.6             390.9
                                                                                                 ------------      ------------
        Total current assets                                                                         14,612.4          12,886.1

Restricted cash                                                                                         216.4             188.1
Investments                                                                                           1,504.1           1,468.6

Property, plant and equipment, at cost                                                               16,166.2          16,053.5
Less accumulated depreciation and depletion                                                          (3,716.8)         (3,699.1)
                                                                                                 ------------      ------------
                                                                                                     12,449.4          12,354.4

Energy risk management and trading assets                                                                  --           1,821.6
Derivative assets                                                                                     2,415.2           1,865.1
Goodwill                                                                                              1,059.5           1,059.5
Assets of discontinued operations                                                                     2,448.9           2,612.6
Other assets and deferred charges                                                                       736.4             732.5
                                                                                                 ------------      ------------
        Total assets                                                                             $   35,442.3      $   34,988.5
                                                                                                 ============      ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Notes payable                                                                                 $      967.6      $      934.8
   Accounts payable                                                                                   1,840.6           1,939.8
   Accrued liabilities                                                                                1,248.9           1,406.4
   Liabilities of discontinued operations                                                               429.6             532.1
   Energy risk management and trading liabilities                                                          --             244.4
   Derivative liabilities                                                                             7,807.5           5,168.3
   Long-term debt due within one year                                                                 2,214.4           1,082.7
                                                                                                 ------------      ------------
        Total current liabilities                                                                    14,508.6          11,308.5

Long-term debt                                                                                        9,761.4          11,076.7
Deferred income taxes                                                                                 2,799.5           3,353.6
Liabilities and minority interests of discontinued operations                                         1,170.6           1,258.0
Energy risk management and trading liabilities                                                             --             680.9
Derivative liabilities                                                                                2,023.0           1,209.8
Other liabilities and deferred income                                                                   939.5             968.3
Contingent liabilities and commitments
Minority interests in consolidated subsidiaries                                                          86.8              83.7
Stockholders' equity:
   Preferred stock, $1 per share par value, 30 million shares authorized, 1.5 million issued
     in 2003 and 2002                                                                                   271.3             271.3
   Common stock, $1 per share par value, 960 million shares authorized, 520.8 million issued
     in 2003, 519.9 million issued in 2002                                                              520.8             519.9
   Capital in excess of par value                                                                     5,186.6           5,177.2
   Accumulated deficit                                                                               (1,710.8)           (884.3)
   Accumulated other comprehensive income (loss)                                                        (48.3)             33.8
   Other                                                                                                (28.1)            (30.3)
                                                                                                 ------------      ------------
                                                                                                      4,191.5           5,087.6
   Less treasury stock (at cost), 3.2 million shares of common stock in 2003 and 2002                   (38.6)            (38.6)
                                                                                                 ------------      ------------
        Total stockholders' equity                                                                    4,152.9           5,049.0
                                                                                                 ------------      ------------
        Total liabilities and stockholders' equity                                               $   35,442.3      $   34,988.5
                                                                                                 ============      ============

                          THE WILLIAMS COMPANIES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF CASH FLOWS
                                   (UNAUDITED)


(Millions)                                                                                 Three months ended March 31,
-----------                                                                               ------------------------------
                                                                                             2003               2002
                                                                                          ------------      ------------
OPERATING ACTIVITIES:
   Income (loss) from continuing operations                                               $      (31.3)     $       47.1
      Adjustments to reconcile to cash provided (used) by operations:
      Depreciation, depletion and amortization                                                   173.5             155.6
      Provision (benefit) for deferred income taxes                                              (17.0)             26.2
      Payments of guarantees and payment obligations related to WilTel                              --            (753.9)
      Provision for loss on property and other assets                                             12.0               9.3
      Provision for uncollectible accounts:
         WilTel                                                                                     --             232.0
         Other                                                                                     5.8               1.6
      Minority interest in income and preferred returns of consolidated subsidiaries               3.5              12.0
      Amortization and taxes associated with stock-based awards                                   11.1               8.0
      Accrual for fixed rate interest included in the RMT note payable                            33.0                --
      Amortization of deferred set-up fee and fixed rate interest on RMT note payable             64.3                --
      Cash provided (used) by changes in current assets and liabilities:
         Restricted cash                                                                           2.5                --
         Accounts and notes receivable                                                           (62.7)           (124.0)
         Inventories                                                                              34.4             (66.9)
         Margin deposits                                                                         (48.7)            (43.1)
         Other current assets and deferred charges                                               (68.4)            (99.7)
         Accounts payable                                                                        (76.4)            120.5
         Accrued liabilities                                                                    (157.4)           (291.3)
      Changes in current derivative and energy risk management and trading
        assets and liabilities                                                                 1,083.3              58.3
      Changes in noncurrent derivative and energy risk management and trading assets
        and liabilities                                                                       (1,094.2)           (347.0)
      Other, including changes in noncurrent assets and liabilities                              (60.7)            (35.0)
                                                                                          ------------      ------------
         Net cash used by operating activities of continuing operations                         (193.4)         (1,090.3)
         Net cash provided by operating activities of discontinued operations                     96.7              92.4
                                                                                          ------------      ------------
         Net cash used by operating activities                                                   (96.7)           (997.9)
                                                                                          ------------      ------------
FINANCING ACTIVITIES:
   Payments of notes payable                                                                       (.1)         (1,337.5)
   Proceeds from long-term debt                                                                  176.5           3,075.2
   Payments of long-term debt                                                                   (360.5)           (277.1)
   Proceeds from issuance of common stock                                                           --              13.1
   Proceeds from issuance of preferred stock                                                        --             272.3
   Dividends paid                                                                                (12.0)           (103.5)
   Payments of debt issuance costs                                                                (6.9)            (95.3)
   Payments/dividends to minority and preferred interests                                          (.4)            (10.1)
   Changes in restricted cash                                                                   (250.6)               --
   Changes in cash overdrafts                                                                    (31.9)             (6.2)
   Other--net                                                                                       .1               (.4)
                                                                                          ------------      ------------
         Net cash provided (used) by financing activities of continuing operations              (485.8)          1,530.5
         Net cash used by financing activities of discontinued operations                        (80.5)             (1.1)
                                                                                          ------------      ------------
         Net cash provided (used) by financing activities                                       (566.3)          1,529.4
                                                                                          ------------      ------------

INVESTING ACTIVITIES:
   Property, plant and equipment:
      Capital expenditures                                                                      (237.3)           (351.8)
      Proceeds from dispositions                                                                  43.4              84.7
   Purchases of investments/advances to affiliates                                                (5.7)           (149.9)
   Proceeds from sales of businesses                                                             636.2             423.2
   Other--net                                                                                      4.1                .4
                                                                                          ------------      ------------
         Net cash provided by investing activities of continuing operations                      440.7               6.6
         Net cash used by investing activities of discontinued operations                        (12.1)           (136.2)
                                                                                          ------------      ------------
         Net cash provided (used) by investing activities                                        428.6            (129.6)
                                                                                          ------------      ------------
Increase (decrease) in cash and cash equivalents                                                (234.4)            401.9
Cash and cash equivalents at beginning of period*                                              1,736.0           1,301.1
                                                                                          ------------      ------------
Cash and cash equivalents at end of period*                                               $    1,501.6      $    1,703.0
                                                                                          ============      ============

* Includes cash and cash equivalents of discontinued operations of $98.4 million, $85.6 million, $33.3 million and $60.7 million at March 31, 2003, December 31, 2002, March 31, 2002 and December 31, 2001, respectively.